SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2003

Commission File Number 0-12788

CASEY’S GENERAL STORES, INC.

(Exact name of registrant as specified in its charter)

IOWA	42-0935283
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

ONE CONVENIENCE BLVD., ANKENY, IOWA	50021
(Address of principal executive offices)	(Zip Code)

(515) 965-6100

(Registrant’s telephone number, including area code)

NONE

(Former name, former address if changed since last report)

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits.

The exhibit accompanying this report is listed in the Exhibit Index attached hereto.

Item 12.	Disclosure of Results of Operations and Financial Condition.

On September 2, 2003, Casey’s General Stores, Inc. issued a press release announcing its financial results for the fiscal quarter ended July 31, 2003. A copy of the Company’s press release is attached as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASEY’S GENERAL STORES, INC.

Date: September 2, 2003	By:	/s/ JAMIE H. SHAFFER
Jamie H. Shaffer Vice President and Chief Financial Officer

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit	Description

99.1	Press Release of Casey’s General Stores, Inc. dated September 2, 2003